UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2016

SeaWorld Entertainment, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35883	27-1220297
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9205 South Park Center Loop, Suite 400, Orlando, Florida		32819
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 226-5011

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On September 19, 2016, SeaWorld Entertainment, Inc. (the “Company”) issued a press release announcing that its Board of Directors (the “Board”) declared a cash dividend of $0.10 per share of common stock, payable on October 7, 2016 to shareholders of record at the close of business on September 29, 2016. This cash dividend was reduced from the Company’s previous quarterly dividend declarations of $0.21 per share of common stock. The Board also decided to suspend the Company’s quarterly dividend subsequent to this dividend declaration. Future dividends, if any, and the timing of declaration of any such dividends, will be at the discretion of the Board and will depend upon, among other things, the Company’s financial condition, capital needs, covenants, economic conditions and other factors that the Board may deem relevant.

In addition, the press release stated that the Company expects to redeploy this additional capital to shareholders by opportunistically repurchasing the Company’s shares in the open market during the remainder of 2016. A copy of the press release issued by the Company relating to these announcements is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Except for the information included in the first paragraph above, the information set forth under this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act which are subject to the “safe harbor” created by those sections. These forward-looking statements, which are identified by words such as “may,” “expects,” “future,” “believe,” and “forward,” are subject to a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements contained in this Current Report on Form 8-K, including the Company’s inability to repurchase shares in the open market; a decline in discretionary consumer spending or consumer confidence; various factors beyond management’s control adversely affecting attendance and guest spending at the Company’s theme parks; and other risks, uncertainties and factors set forth in the section entitled “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and in subsequent reports, including the Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, that the Company files or furnishes with the Securities and Exchange Commission (“SEC”).  The Company’s filings with the SEC are available from the SEC’s EDGAR database at www.sec.gov and via the Company’s website at www.seaworldentertainment.com.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release of SeaWorld Entertainment, Inc., dated September 19, 2016.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAWORLD ENTERTAINMENT, INC.

Date: September 19, 2016	By:	/s/ G. Anthony (Tony) Taylor
	Name:	G. Anthony (Tony) Taylor
	Title:	Chief Legal Officer, General Counsel and Corporate Secretary